SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2009

GREEN STAR ALTERNATIVE ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53627	88-0492010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1660 Hotel Circle North, Suite 207, San Diego, California 92108
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code:  (866) 955-4723

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

This is Amendment No. 1 to the Form 8-K filed on October 8, 2009. This Amendment serves to correct the first paragraph of Item 8.01 so that, as corrected, it correctly identifies the period of our reviewed financial statements to be June 30, 2009 and for the three and six months ending June 30, 2009.

As used herein, the terms, "we," "us," "our," and the "Company" refers to Green Star Alternative Energy, Inc., a Nevada corporation, unless otherwise stated.

ITEM 8.01 OTHER EVENTS

Our new auditors, Chang G. Park, CPA, have completed an audit of our financial statements for the fiscal years ending December 31, 2007 and December 31, 2008 together with a review of our June 30, 2009 financial statements for the three and six months ending June 30, 2009.

The new audit of our fiscal 2007 and 2008 financial statements and the new review of our first quarter 2009 financial statements follows our internal review of our financial statements and our determination that, as reported in a prior Form 8-K, our assets also include the wind sensors and a computer that we acquired in 2008 and which represented capital expenditures totaling $95,837.

Our new financial statements reflect the determination made by us and also by our independent auditors wherein it was determined that these expenditures resulted in the acquisition of these assets.

A copy of these newly revised financial statements are attached to this Form 8-K.

We are a small company with limited financial and managerial resources. We continue to face significant and likely protracted challenges, risks, and uncertainties in implementing our business plan and we anticipate that we will continue to face many of the same and other unknown variables in the future.

While we believe that we have undertaken appropriate and prudent steps to achieve our goals, we cannot assure you that we will be successful or, if we are successful, that we will achieve our objectives in a timely fashion or on terms that are reasonable in light of our current circumstances.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS." FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR COMPARATIVELY LIMITED FINANCIAL RESOURCES, THE UNCERTAINTY ASSSOCIATED WITH COMPETITIVE AND MARKET PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN STAR ALTERNATIVE ENERGY, INC.

Date: October 6, 2009	By:	/s/ Jesse M. De Castro Jesse M. De Castro, Chief Financial Officer